                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): December 17, 2001



                                BSB BANCORP, INC.
                ------------------------------------------------
             (Exact name of registrant as specified in its charter)



           Delaware                   0-17177              16-1327860
           --------                   -------              ----------
(State or other jurisdiction        (Commission          (IRS Employer
       of incorporation)            File Number)       Identification No.)



                58-68 Exchange Street, Binghamton, New York 13901
                -------------------------------------------------
                    (Address of principal executive offices)



       Registrant's telephone number, including area code: (607) 779-2525
                                                           --------------


                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.  Other Events.
         -------------
         On December 17, 2001, BSB Bancorp, Inc. ("BSB Bancorp") issued a press release announcing the extension for the next six months of the stock repurchase program approved on August 7, 2001. Under the stock repurchase program, 348,800 shares of the 500,000 shares approved in August remain to be repurchased. That press release is filed as Exhibit 99.1 to this report.

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

(a)  Not applicable.


(b)  Not applicable.


(c)  Exhibits.

     Exhibit No.               Description
     -----------               -----------

     99.1          Press release, dated December 17, 2001

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                     BSB BANCORP, INC.
                     -----------------
                     (Registrant)

                        /s/ Larry G. Denniston
                     -------------------------------
                     Larry G. Denniston
                     Senior Vice President and Corporate Secretary




Date: December 17, 2001

                                  EXHIBIT INDEX

         Exhibit
         No.          Description
         ---          -----------

         99.1         Press release, dated December 17, 2001.